UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

YUNHONG CTI LTD.

(Exact name of registrant as specified in charter)

Illinois	000-23115	36-2848943
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22160 N. Pepper Road Lake Barrington, IL 60010

(Address of principal executive offices) (Zip Code)

(847) 382-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CTIB	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Yunhong CTI Ltd. (the “Company”) is filing this Current Report on Form 8-K to avail itself of the relief provided by the Securities and Exchange Commission (SEC) Order under Section 36 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), granting exemptions from specified provisions of the Exchange Act, as set forth in SEC Release No. 34-88318 (the “Order”). By filing this Current Report on Form 8-K, the Company is relying on the Order to receive an additional 45 days to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “Annual Report”) due to the circumstances related to COVID-19. In particular, COVID-19 has caused our auditors and key internal accounting personnel responsible for assisting the Company in the preparation of its financial statements to work remotely, and, consequently, has delayed our auditors’ ability to complete their detailed review of the Company’s financials. Notwithstanding the foregoing, the Company expects to file its Annual Report no later than May 14, 2020 (which is 45 days from the Report’s original filing deadline of March 30, 2020).

In light of the current COVID-19 pandemic, the Company will be including the following Risk Factor in its Report:

Our business and results of operations may be negatively impacted by the spread of COVID-19.

We sell our products throughout the United States and in many foreign countries and may be impacted by public health crises beyond our control. This could disrupt our operations and negatively impact sales of our products. Our customers, suppliers and distributors may experience similar disruption. In December 2019, COVID-19 was reported in Wuhan, China. The World Health Organization has since declared the outbreak to constitute a pandemic. The extent of the impact of COVID-19 on our operational and financial performance will depend on certain developments, including the duration and spread of the outbreak, the impact on our customers and employees, all of which are uncertain and cannot be predicted. The preventative and protective actions that governments have taken to counter the effects of COVID-19 have resulted in a period of business disruption, including delays in shipments of products and raw materials. To the extent the impact of COVID-19 continues or worsens, the demand for our products may be negatively impacted, and we may have difficulty obtaining the materials necessary for the production of our products. In addition, the production facilities of our suppliers may be closed for sustained periods of time and industry-wide shipment of products may be negatively impacted. COVID-19 has also delayed certain strategic transactions the Company intended to close on in the near future and the Company does not know if and when such transactions will be completed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2020

CTI INDUSTRIES CORPORATION

By:	/s/ Frank Cesario
Frank Cesario
President, Chief Executive Officer and Chief Financial Officer